Summary of Significant Accounting Policies and Basis of Presentation - Schedule Of Cash Cash Equivalents And Short Term Investments (Detail) - USD ($) $ in Thousands	Jun. 30, 2022	Dec. 31, 2021	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Accounting Policies [Abstract]
Cash and cash equivalents	$ 139,800	$ 56,034	$ 82,942	$ 30,537
Restricted cash	3,257	3,257	1,532	497
Total	$ 143,057	$ 59,291	$ 84,474	$ 31,034	$ 5,798